EXHIBIT 32.1
                                  ------------

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
             OF THE SARBANES-OXLEY ACT OF 2002 (FURNISHED HEREWITH)

I, Martin L. Flanagan, President and Co-Chief Executive Officer of Franklin Resources, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The quarterly report on Form 10-Q of the Company for the quarterly period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2004                 /S/ MARTIN L. FLANAGAN
                                        -------------------------------------
                                        Martin L. Flanagan
                                        President and Co-Chief Executive Officer